Exhibit 99.1

Hess Corporation Receives Stockholder Approval for Proposed Merger with Chevron

05/28/2024

NEW YORK—(BUSINESS WIRE)—May 28, 2024— Hess Corporation (NYSE: HES) today announced that it has received the necessary approval of its stockholders for closing the company’s merger with Chevron Corporation. At the special meeting of Hess stockholders held today, a majority of the outstanding shares of Hess common stock were voted in favor of the adoption of the merger agreement.

“We are very pleased that the majority of our stockholders recognize the compelling value of this strategic transaction and look forward to the successful completion of our merger with Chevron,” CEO John Hess said. “Together we will be positioned as a premier integrated energy company, with the leadership, asset portfolio and financial resources to deliver significant shareholder value for years to come.”

The final voting results on the proposals voted on at the special meeting will be set forth in a Form 8-K that Hess will file with the U.S. Securities and Exchange Commission after certification by its inspector of election.

No approval of Chevron stockholders is required in connection with the merger. Completion of the merger remains subject to other closing conditions, including expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the satisfactory resolution of ongoing arbitration proceedings regarding preemptive rights in the Stabroek Block joint operating agreement. Chevron and Hess are working to complete the merger as soon as practicable.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these statements and other forward-looking statements in this document by words such as “expects,” “focus,” “intends,” “anticipates,” “plans,” “targets,” “poised,” “advances,” “drives,” “aims,” “forecasts,” “believes,” “approaches,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “progress,” “may,” “can,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “commits,” “on track,” “objectives,” “goals,” “projects,” “strategies,” “opportunities,” “potential,” “ambitions,” “aspires” and similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the potential transaction, including the expected time period to consummate the potential transaction, and the anticipated benefits (including synergies) of the potential transaction. All such forward-looking statements are based upon current plans, estimates, expectations, and ambitions that are subject to risks, uncertainties, and assumptions, many of which are beyond the control of Chevron and Hess, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by Chevron and Hess; potential delays in consummating the potential transaction, including as a result of regulatory proceedings or the ongoing arbitration proceedings regarding preemptive rights in the Stabroek Block joint operating agreement; risks that such ongoing arbitration is not satisfactorily resolved and the potential transaction fails to be consummated; Chevron’s ability to integrate Hess’ operations in a successful manner and in the expected time period; the possibility that any of the anticipated benefits and projected synergies of the potential transaction will not be realized or will not be realized within the expected time period; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; risks that the anticipated tax treatment of the potential transaction is not obtained; unforeseen or unknown liabilities; customer, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the potential transaction that could be instituted against Chevron and Hess or their respective directors; the possibility that the potential transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the potential transaction on the parties’ business relationships and business generally; risks that the potential transaction disrupts current plans and operations of Chevron or Hess and potential difficulties in Hess employee retention as a result of the potential transaction, as well as the risk of disruption of Chevron’s or Hess’ management and business disruption during the pendency of, or following, the potential transaction; changes to the company’s capital allocation strategies; uncertainties as to whether the potential transaction will be consummated on the anticipated timing or at all, or if consummated, will achieve its anticipated economic benefits, including as a result of risks associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the potential transaction and that are not waived or otherwise satisfactorily resolved; changes in commodity prices; negative effects of the announcement of the potential transaction, and the pendency or completion of the proposed acquisition on the market price of Chevron’s or Hess’ common stock and/or operating results; rating agency actions and Chevron’s and Hess’ ability to access short-and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political or regulatory conditions outside of Chevron’s or Hess’ control; legislative, regulatory and economic developments targeting public companies in the oil and gas industry; and the risks described in (i) Part I, Item 1A “Risk Factors” of (a) Chevron’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 and (b) Hess’ Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, (ii) Hess’ definitive proxy statement in connection with the potential transaction, and (iii) other filings of Chevron and Hess with the U.S. Securities and Exchange Commission. Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. Neither Chevron nor Hess assumes an obligation to update any forward-looking statements, except as required by law. You are cautioned not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes. These forward-looking statements speak only as of the date hereof.

Hess Corporation is a leading global independent energy company engaged in the exploration and production of crude oil and natural gas. More information on Hess Corporation is available at http://www.hess.com.

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For Hess Corporation

Investor Contact:

Jay Wilson

(212) 536-8940

jrwilson@hess.com

Media Contacts:

Lorrie Hecker

(212) 536-8250

lhecker@hess.com

Liz James

FGS Global

(281) 881-5170

liz.james@fgsglobal.com

Source: Hess Corporation